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                                                                   EXHIBIT 10.12



                                                                        11/22/94

                          JOHN Q. HAMMONS HOTELS, INC.

                         1994 EMPLOYEE STOCK OPTION PLAN


                   This John Q. Hammons Hotels, Inc. 1994 Employee Stock Option Plan (the "Plan") was duly adopted by the Board of Directors (the "Board") of John Q. Hammons Hotels, Inc. (the "Company") on November 16, 1994.

          1.       PURPOSE

                   The Plan is intended to advance the interests of the Company, the Operating Partnership and their Affiliates by providing eligible individuals (as designated pursuant to Section 5 below) with an opportunity to acquire or increase a proprietary interest in the Company by granting them options, in accordance with the terms stated herein, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Company, the Operating Partnership and their Affiliates and encourage such eligible individuals to continue to serve the Company, the Operating Partnership or their Affiliates. Each stock option granted under the Plan to an employee of the Company or a Subsidiary is intended to be an "incentive stock option" except (i) to the extent that any such Option would exceed the limitations set forth in
Section 9 below or (ii) for Options specifically designated at the time of grant as not being "incentive stock options".

          2.       DEFINITIONS

                   For purposes of interpreting the Plan and related documents (including Option Agreements), the following definitions shall apply:

                    2.1 "Affiliate" means with respect to an entity, any company or other trade or business that is controlled by or under common control with such entity (determined in accordance with the principles of Section 414(b) and 414(c) of the Code and the regulations thereunder) or is an affiliate of such entity within the meaning of Rule 405 of Regulation C under the 1933 Act.

                   2.2 "Board" means the Board of Directors of John Q. Hammons Hotels, Inc.

                   2.3 "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

                   2.4 "Committee" means the Compensation Committee of the Board, which must consist of no fewer than two members of such Board and shall be appointed by such Board.
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                   2.5       "Company" means John Q. Hammons Hotels, Inc., a
Delaware corporation.

                   2.6 "Effective Date" means November 16, 1994, with respect to the Plan.

                   2.7 "Employer" means the Company, the Operating Partnership or an Affiliate of the Company or the Operating Partnership in their capacity as Employers of persons eligible to be designated recipients of Options.

                   2.8 "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

                   2.9 "Exercise Price" means the Option Price multiplied by the number of shares of Stock purchased pursuant to the exercise of an Option.

                   2.10 "Expiration Date" means the tenth anniversary of the Grant Date, or, if earlier, the termination of the Option pursuant to
Section 17.3 hereof.

                   2.11 "Fair Market Value" means the value of each share of Stock subject to the Plan which shall be the closing price of the shares of Stock on the New York Stock Exchange on the trading day immediately preceding the Grant Date or, if no sale of the shares of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the shares of Stock are not listed on the New York Stock Exchange, Fair Market Value shall be determined by the Board in good faith.

                   2.12 "Grant Date" means the later of (i) the date as of which the Committee approves the grant or (ii) such later date as the Committee shall determine.

                   2.13 "Incentive Stock Option" means an "incentive stock option" within the meaning of section 422 of the Code.

                   2.14      "Operating Partnership" means John Q. Hammons
Hotels, L.P.

                   2.15 "Option" means an option to purchase one or more shares of Stock pursuant to the Plan.

                   2.16 "Option Agreement" means the written agreement evidencing the grant of an Option under the Plan.

                   2.17 "Optionee" means a person who holds an Option under the Plan.

                   2.18 "Option Period" means the period during which Options may be exercised as defined in Section 12.





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                   2.19      "Option Price" means the purchase price for each
share of Stock subject to an Option.

                   2.20 "Plan" means the John Q. Hammons Hotels, Inc. 1994 Employee Stock Option Plan, as the same may be hereafter amended from time to time.

                   2.21 "Reporting Person" means a person who is required to file reports under Section 16(a) of the Exchange Act.

                   2.22 "1933 Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

                   2.23 "Stock" means the shares of Class A common stock, par value $.01 per share, of the Company.

                   2.24 "Subsidiary" means any "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

          3.       ADMINISTRATION

                   3.1 The Plan. The Plan shall be administered by the Committee. Each member of the Committee must qualify in all respects as a "disinterested person" as defined in Rule 16b-3 under the Exchange Act. The Committee shall have such powers and authorities related to the administration of the Plan as are consistent with the Company's certificate of incorporation and by-laws and with applicable law. The Committee shall have the full power and authority (subject to any restrictions imposed by the Board, the Company's certificate of incorporation or by-laws or applicable law) to take all actions and to make all determinations required or provided for under the Plan, any Option granted by the Committee under the Plan and any Option Agreement entered into in connection therewith and shall have the full power and authority to take all such other actions and. determinations not inconsistent with the specific terms and provisions of the Plan that the Committee deems to be necessary or appropriate to the administration of the Plan, any Option granted by the Committee under the Plan, and any Option Agreement entered into in connection therewith. The interpretation and construction by the Committee of any provision of the Plan, any Option granted by the Committee under the Plan and any Option Agreement entered into in connection therewith shall be final and conclusive with respect to the Optionee.

                    3.2 No Liability. No member of the Committee shall be liable to any Optionee or to the Company, the Operating Partnership or any of their Affiliates, employees, stockholders or partners for any action or determination made in good faith with respect to the Plan or any Option granted or Option Agreement entered into hereunder.



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                   3.3       Applicability of Rule 16b-3. Those provisions of
the Plan that make express reference to Rule 16b-3 shall apply only with respect to Options granted to Reporting Persons.

          4.       STOCK

                   The shares of Stock that are the subject of an Option may be
(i) authorized but unissued shares or (ii) treasury shares (to the extent permitted by applicable law). The aggregate total number of shares of Stock that may be granted pursuant to Options granted under the Plan shall not exceed a total of 2,416,800 shares of Stock. If any Option expires, terminates, or is terminated or canceled for any reason prior to exercise, the shares of Stock that were subject to the unexercised, forfeited, or terminated portion of such Option shall be available immediately for future grants under the Plan.

          5.       ELIGIBILITY

                   5.1 Designated Recipients. Options may be granted under the Plan to any employee of the Company, the Operating Partnership or their Affiliates (including any such individual who is an officer or director of the Company, the Operating Partnership or an Affiliate) as the Committee shall determine and designate from time to time.

                   5.2 Successive Grants. An individual may hold more than one Option, subject to such restrictions as are provided herein.

           6.      EFFECTIVE DATE AND TERM OF THE PLAN

                   6.1 Effective Date. The Plan is effective as of the Effective Date subject to stockholders' approval of the Plan within one year of such Effective Date by a majority of the votes cast at a duly held meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding stock is present, either in person or by proxy, and voting on the matter, or by written consent in accordance with applicable state law and the certificate of incorporation and by-laws of the Company and in a manner that satisfies the requirements of Rule 16b-3(b) of the Exchange Act; provided, however, that upon approval of the Plan by the stockholders of the Company as set forth above, all Options granted under the Plan on or after the Effective Date shall be fully effective as if the stockholders of the Company had approved the Plan on the Effective Date. If the stockholders fail to approve the Plan within one year of such Effective Date, any Options granted hereunder shall be null, void and of no effect.

                   6.2 Term. The Plan has no termination date; provided, however, that no Incentive Stock Option may be granted on or after the tenth anniversary of the Effective Date.



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         7.        PARACHUTE LIMITATIONS

                   Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by the Optionee with any Employer that is not an agreement, contract, or understanding entered into after the Effective Date that expressly modifies or excludes application of this paragraph (an "Other Agreement"), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation by the Employer to the Optionee (including groups or classes of participants or beneficiaries of which the Optionee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Optionee (a "Benefit Arrangement"), if the Optionee is a "disqualified individual," as defined in Section 28OG(c) of the Code, any Option held by that Optionee and any right to receive any payment or other benefit under this Plan shall not become exercisable (i) to the extent that such right to exercise, taking into account all other rights, payments, or benefits to or for the Optionee under this Plan, all Other Agreements, and all Benefit Arrangements would cause any payment or benefit to the Optionee under this Plan to be considered a "parachute payment" within the meaning of Section 28OG(b)(2) of the Internal Revenue Code as then in effect (a "Parachute Payment") and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Optionee from all Employers under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Optionee without causing any such payment or benefit to be considered a Parachute Payment. In the event chat the receipt of any such right to exercise under this Plan, in conjunction with all other rights, payments, or benefits to or for the Optionee under any Other Agreement or any Benefit Arrangement, would cause the Optionee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Optionee as described in clause (ii) of the preceding sentence, then the Optionee shall have the right, in the Optionee's sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Optionee under this Plan be deemed to be a Parachute Payment.

         8.        GRANT OF OPTIONS

                   8.1 General. Subject to the terms and conditions of the Plan, the Committee may from time to time grant to such eligible individuals as the Committee may determine, Options to purchase such number of shares of Stock on such terms and conditions as the Committee may determine, including any terms or conditions which may be necessary to qualify such Options as Incentive Stock Options. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify grants to


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eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.

                   8.2 Limitation on Grants of Options to Executives. The maximum number of shares of Stock subject to Options that can be awarded under the Plan in any calendar year to any executive officer of the Company, the Operating Partnership or an Affiliate or to any other person eligible for a grant of an Option under Section 5.1 hereof, is 200,000 shares.

          9.       LIMITATION OF INCENTIVE STOCK OPTIONS

                   An Option granted to an employee of the Company or a Subsidiary (other than an Option described in exception (ii) of Section 1) shall constitute an Incentive Stock Option to the extent that the aggregate fair market value (determined at the time the option is granted) of the shares of Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under the Plan and all other plans of the Optionee's employer and its parent and Subsidiary) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted. No individual who is described in Sections 422(b)(6) of the Code (relating to stock ownership of more than ten percent) shall be granted an Option that is intended to be an Incentive Stock Option

           10.     OPTION AGREEMENTS

                   All Options granted pursuant to the Plan shall be evidenced by Option Agreements, to be executed by the Company and by the Optionee, in such form or forms as the Committee shall from time to time determine. Option Agreements covering Options granted from time to time or at the same time need not contain similar provisions; provided, however, that all such Option Agreements shall comply with all terms of the Plan.

           11.     OPTION PRICE

                   The Option Price shall be fixed by the Committee and stated in each Option Agreement. The Option Price shall not be less than the Fair Market Value of the shares of Stock on the Grant Date of the Option.

           12.     TERM AND EXERCISE OF OPTIONS

                   12.1 Term. Each Option granted under the Plan shall terminate and all rights to purchase shares of Stock thereunder shall cease upon the expiration of ten years from the date such Option is granted, or on such date prior thereto as may




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be fixed by the Committee and stated in the Option Agreement relating to such option.

                   12.2 Option Period and Limitations on Exercise. Unless otherwise specified by the Committee at the time the Option is granted, each Option granted under the Plan shall be exercisable in respect of twenty five percent of the number of shares of Stock subject to the Option on each of the first four anniversaries of the Grant Date of the Option. The foregoing installments, to the extent not exercised, shall accumulate and be exercisable, in whole or in part, at any time and from time to time, after becoming exercisable and prior to the termination of the Option. Any limitation on the exercise of an Option may be rescinded, modified or waived by the Committee, in its sole discretion, at any time and from time to time after the Grant Date of such Option, so as to accelerate the time at which the Option may be exercised. Notwithstanding any other provisions of the Plan, no Option shall be exercisable in whole or in part prior to the date the Plan is approved by the stockholders of the Company as provided above.

                   12.3 Termination of Employment. Unless otherwise specified by the Committee at the time the Option is granted, an Option may be exercised only while the Optionee is employed by the Company, the Operating Partnership or any Affiliate thereof or for three months thereafter, after which the Option shall terminate, unless such termination of the employment is by reason of the death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code). Upon the Optionee's termination of employment, the Optionee may (subject to the general limitations on exercise set forth is Section 12.2 above) exercise all or any part of the Option but only to the extent the Option was exercisable at the time of the termination of employment, at any time within three months after termination of employment and prior to the termination of the Option. The Committee may provide, by inclusion of appropriate language in any Option Agreement, that an Optionee may (subject to the general limitations on exercise set forth in Section 12.2 above), in the event of termination of employment of the Optionee with the Company, the Operating Partnership or an affiliate, exercise an Option, in whole or in part, at any time subsequent to such termination of employment and prior to termination of the Option pursuant to Section 12.2 above, either subject to or without regard to any installment limitation on exercise imposed pursuant to
Section 12.2 above, as the Committee, in its sole and absolute discretion, shall determine and set forth in the Option Agreement. Whether a leave of absence or leave on military or government service shall constitute a termination of employment for purposes of the Plan, shall be determined by the Committee, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment with the Company, the Operating Partnership or an Affiliate shall not be deemed to occur if the Optionee is immediately thereafter employed with any other Employer.




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                   12.4      Rights in the Event of Death. If an Optionee dies
while employed by the Company, the Operating Partnership or an affiliate, the executors or administrators or legatees or distributees of such Optionee's estate shall have the right (subject to the general limitations on exercise set forth in Section 12.2 above), at any time within one year after the date of such Optionee's death and prior to termination of the Option pursuant to Section 12.1 above, to exercise any Option held by such Optionee at the date of such Optionee's death, whether or not such Option was exercisable immediately prior to such Optionee's death; provided, however, that the Committee may provide by inclusion of appropriate language in any Option Agreement that, in the event of the death of an Optionee, the executors or administrators or legatees or distributees of such Optionee's estate may exercise an Option (subject to the general limitations on exercise set forth in Section 12.2 above), in whole or in part, at any time subsequent to such Optionee's death and prior to termination of the Option pursuant to Section 12.1 above, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section
12.2 above, as the Committee, in its sole and absolute discretion, shall determine and set forth in the Option Agreement.

                   12.5 Rights in the Event of Disability. If an Optionee terminates employment with the Company by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, then such Optionee shall have the right (subject to the general limitations on exercise set forth in Section 12.2 above). at any time within one year after such termination of employment and prior to termination of the Option pursuant to Section 12.1 above, to exercise, in whole or in part, any Option held by such Optionee at the date of such termination of employment, whether or not such Option was exercisable immediately prior to such termination of employment; provided, however, that the Committee may provide, by inclusion of appropriate language in any Option Agreement, that an Optionee may (subject to the general limitations on exercise set forth in Section 12.2 above), in the event of the termination of employment of the Optionee with the Company, the Operating Partnership or an Affiliate by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, exercise an Option, in whole or in part, at any time subsequent to such termination of employment and prior to termination of the Option pursuant to Section 12.1 above, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 12.2 above, as the Committee, in its sole and absolute discretion, shall determine and set forth in the Option Agreement. Whether a termination of employment is to be considered by reason of "permanent and total disability" for purposes of this Plan shall be determined by the Committee, which determination shall be final and conclusive.

                   12.6 Limitations on Exercise of Option. Notwithstanding the foregoing Sections, in no event may the Option be exercised, in whole or in part, after ten years following the date upon which the Option is granted, as set forth in Section 2.12 above, or after the occurrence of an event referred to in Section 17.3





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below which results in termination of the Option. In no event may the Option be exercised for a fractional share. No single exercise of the Option shall be for less than 100 shares of Stock, unless the number of shares of Stock purchased is the total number at the time available for purchase under this Option

                   12.7 Method of Exercise. An Option that is exercisable hereunder may be exercised by the Optionee's delivery to the Optionee's Employer of written notice of the exercise and the number of shares of Stock for which the Option is being exercised. Such delivery shall occur on any business day, at the Employer's principal office, addressed to the attention of the Committee. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. Payment of the Option Price for the shares purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents; (ii) through the tender to the Employer of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise; or (iii) by a combination of the methods described in (i) and (ii). Payment in full of the Option Price need not accompany the written notice of exercise provided the notice of exercise directs that the certificate or certificates for the shares of Stock for which the Option is exercised be delivered to a licensed broker acceptable to the Employer as the agent for the individual exercising the Option and, at the time such certificate or certificates are delivered, the broker tenders to the Employer cash (or cash equivalents acceptable to the Employer) equal to the Option Price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and/or other taxes which the Employer may in its judgment be required to withhold with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Unless otherwise stated in the applicable Option Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive dividend payments or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to him or her. Except as provided in Section 17 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

                   12.8 Transfer of Stock to Employee. Promptly after the exercise of an Option by an employee of the Company and the payment in full of the Option Price of the shares of Stock covered thereby, the individual exercising the Option shall be entitled to the issuance of a certificate or certificates evidencing his or her ownership of the shares of Stock covered by the Option.



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                   12.9      Transfer of Stock to Other Employees

                             Promptly after the exercise of an Option by an
employee of an Employer that is not the Company and the payment in full of the Option Price of the shares of Stock covered thereby:

                                             (i)       The Company shall sell to
                   the Employer employing the Optionee the number of shares of Stock as to which the Option was exercised for a price equal to the fair market value of such shares on the date of exercise of such Option.

                                              (ii)     The Employer shall
                   deliver to the individual exercising the Option a certificate or certificates evidencing his or her ownership of such shares of Stock.

          13.      TRANSFERABILITY OF OPTIONS

                   During the lifetime of an Optionee, only such Optionee or grantee (or, in the event of legal incapacity or incompetency, the guardian or legal representative of the Optionee or grantee) may exercise the Option.

           14.     USE OF PROCEEDS

                   The proceeds received by the Company from the sale of shares of Stock pursuant to Options granted under the Plan shall constitute general funds of the Company. Such funds shall be used by the Company to purchase the same number of additional general partnership units of the Operating Partnership as the number of shares of Stock issued pursuant to the exercise of Options unless otherwise agreed by Company and the Operating Partnership.

           15.     REQUIREMENTS OF LAW

                   15.1 General. The Company shall not be required to sell or issue any shares of Stock under any Option if the sale or issuance of such shares would constitute a violation by the Optionee, the individual exercising the Option, or the Company of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to the Option upon any securities exchange or under any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, as applicable, and any delay caused thereby shall in no way affect the date of termination of the Option. Specifically in connection with the 1933 Act, upon the exercise of any Option, unless a registration statement under such act is in effect with respect to the shares of Stock covered by Option, the Company, as applicable, shall not be required to sell or issue such shares unless the Committee has received evidence satisfactory to it that the Optionee may acquire such shares pursuant to an exemption from registration under such act. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the 1933 Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable unless and until the shares' of Stock covered by such Option are registered or are exempt from registration the exercise of such Option or the issuance of shares of Stock pursuant to such grant (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

                    15.2 Rule 16b-3. The intent of this Plan is to qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent any provision of the Plan or action by the Plan administrators does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative, to the extent permitted by law and deemed advisable by the Plan administrators, and shall not affect the validity of the Plan. In the event Rule 16b-3 is revised or replaced, the Board may exercise discretion to modify this Plan in any respect necessary to satisfy the requirements of the revised exemption or its replacement.

           16.     AMENDMENT AND TERMINATION OF THE PLAN

                   The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Options have not been granted; provided, however, that any amendment which requires stockholder approval under Rule 16b-3 (or any successor rule) as a condition to the Plan's continued compliance with such rule, or which would cause the Plan not to comply with the Code, shall not be effective without approval by the affirmative vote of stockholders who hold at least a majority of the outstanding shares of Stock of the Company entitled to vote thereon and who vote in person or by proxy at a duly constituted stockholders' meeting. The Company may retain the right in an Option Agreement to cause a forfeiture of the shares of Stock or gain realized by an Optionee on account of that Optionee taking actions prohibited by the applicable Option Agreement. Except as permitted under this
Section 16 or Section 17 hereof, no amendment, suspension, or termination of the Plan shall, without the consent of

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the Optionee of the Options, alter or impair rights or obligations under any
Options theretofore granted under the Plan.

          17.      EFFECT OF CHANGES IN CAPITALIZATION

                   17.1 Changes in Stock. If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company, occurring after the Effective Date of the Plan, the number and kinds of shares for the acquisition of which Options may be granted under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Options are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Optionee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares that are subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share.

                   17.2 Reorganization in Which the Company is the Surviving Entity. Subject to Section 17.3 hereof, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation.

                    17.3 Reorganization in Which the Company Is Not the Surviving Entity or Sale of Assets or Stock. Upon the dissolution or liquidation of the Company, or upon a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, or upon a sale of substantially all of the assets of the Company to another entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving entity) approved by the Board, that results in any person or entity (or person or entities acting as a group or otherwise in concert) owning 80 percent or more of the combined voting power of all classes of securities of, or interests in, the Company (other than the Company or wholly owned subsidiaries of the Company), the Plan and all Options outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan or the assumption of such Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, each individual holding an Option shall have the right (subject to the general limitations on exercise set forth in Section 12.2 above), immediately before the occurrence of such termination and during such period occurring before such termination as the Committee in its sole discretion shall determine and designate, to exercise such Option in whole or in part, whether or not such Option was otherwise exercisable at the time such termination occurs. The Committee shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its stockholders.

                    17.4 Adjustments. Adjustments under this Section 17 related to shares of Stock of the Company shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive. No fractional shares of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

                    17.5 No Limitations on Company. The grant of Options pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

           18.      DISCLAIMER OF RIGHTS

                   No provision in the Plan or in any Options granted or Option Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ or service of any Employer, or to interfere in any way with any contractual or other right or authority of any Employer either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and such Employer. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Option Agreement, no Options granted under the Plan shall be affected by any change of duties or position of the Optionee (including a transfer to or from any Employer), so long as such Optionee continues to be a director, officer, employee, or (as the case may be) of any Employer (the "Successor Company"). The Plan shall in no way be interpreted to require any Employer to transfer any Stock to a third party trustee or otherwise hold any Stock in trust or escrow for any participant or beneficiary under the terms of the Plan.

          19.      NONEXCLUSIVITY OF THE PLAN

                   Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any Limitations upon the right and authority of the Company to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as such entities in their discretion determine desirable.

          20.      CAPTIONS

                   The use of captions in the Plan or any Option Agreement is for convenience of reference only and shall not affect the meaning of any provision of the Plan or such Option Agreement.

          21.      WITHHOLDING TAXES

                   21.1 Withholding. The Optionee's Employer shall have the right to deduct from payments of any kind otherwise due to an Optionee any Federal, state, or local taxes of any kind required by law to be withheld with respect to any shares of Stock issued upon the exercise of an Option under the Plan. Subject to the prior approval of the Employer, which may be withheld by the Employer in its sole discretion, the Optionee may elect to satisfy such obligations, in whole or in part, (i) by causing the Employer to withhold shares of Stock otherwise issuable pursuant to the exercise of an Option or (ii) by delivering to the Employer shares of Stock already owned by the Optionee. The shares of Stock so delivered or withheld shall have a fair market value equal to such withholding obligations. The fair market value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Employer as of the date that the amount of tax to be withheld is to be determined. An Optionee who has made an election pursuant to this Section 21.1 may only satisfy his or her withholding obligation with shares of Stock that are not subject to any repurchase, forfeiture, unfulfiled vesting, or other similar requirements.

                   21.2 Limitations for Reporting Person. Notwithstanding the foregoing, in the case of a Reporting Person, no election to use Stock for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements under Rule 16b-3(e) or any successor rule under the Exchange Act.

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
          22.      OTHER PROVISIONS

                   Each Options granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.

          23.      NUMBER AND GENDER

                   With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

          24.      SEVERABILITY

                   If any provision of the Plan or any Option Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

          25.      GOVERNING LAW

                   The validity and construction of this Plan and the instruments evidencing the Options granted hereunder shall be governed by the laws of the State of Delaware.

                                     * * *

                   The John Q. Hammons Hotels, Inc. 1994 Employee Stock Option Plan was duly adopted and approved by the Board of Directors of John Q. Hammons Hotels, Inc. on the 16 day of November, 1994.

                                           /s/ Jacqueline A. Dowdy
                                          --------------------------------------
                                          Jacqueline A. Dowdy
                                          Secretary of John Q. Hammons
                                          Hotels, Inc.





                   The John Q. Hammons Hotels, Inc. 1994 Employee Stock Option Plan was duly adopted and approved by the sole stockholder of John Q. Hammons Hotels, Inc. on the 16 day of November, 1994.






                                          /s/ John Q. Hammons
                                          --------------------------------------
                                          John Q. Hammons





























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